Exhibit 99.1

Contacts:
Press: Jeff Ferry	Investors/Analysts: Bob Blair
jferry@infinera.com	bblair@infinera.com
Infinera Corporation	Infinera Corporation
408-572-5213	408-716-4879

Infinera Corporation Reports Fourth Quarter and Fiscal Year 2009 Financial Results

Q4 Revenues of $90.2 Million, Including Record Bookings and Higher TAM Shipments

Sunnyvale, CA, January 26, 2010 – Infinera Corporation (Nasdaq: INFN), a leading provider of digital optical communications systems, today released financial results for the fourth quarter and fiscal year ended December 26, 2009.

Results for Q4 2009:

•	GAAP revenues for the fourth quarter of 2009 were $90.2 million compared to $83.4 million in the third quarter of 2009 and $86.2 million on an adjusted GAAP basis in the fourth quarter of 2008.

•

GAAP gross margins for the quarter were 38%. Excluding restructuring and other related costs and non-cash stock-based compensation, non-GAAP gross margins were 40% compared to 38% in the third quarter of 2009 and 36% on an adjusted GAAP basis in the fourth quarter of 2008.

•

GAAP net loss for the quarter was $18.7 million, or $0.19 per share. Excluding restructuring and other related costs and non-cash stock-based compensation, the net loss on a non-GAAP basis was $6.5 million, or $0.07 per share, compared to net loss of $3.1 million, or $0.03 per share in the third quarter of 2009 and net loss on an adjusted GAAP basis of $9.0 million, or $0.10 per share, in the fourth quarter of 2008.

Results for Fiscal 2009:

•	GAAP revenues for the year ended December 26, 2009 were $309.1 million compared to $353.4 million on an adjusted GAAP basis in 2008.

•

GAAP gross margins for the year were 33%. Excluding restructuring and other related costs and non-cash stock-based compensation, gross margins were 36% in 2009 compared to 43% on an adjusted GAAP basis in 2008.

•

GAAP net loss for the year was $86.6 million, or $0.91 per share. Excluding restructuring and other related costs and non-cash stock-based compensation, the net loss on a non-GAAP basis was $45.4 million or $0.48 per share in 2009, compared to net income on an adjusted GAAP basis of $14.3 million or $0.15 per diluted share in 2008.

Management Commentary

“We are pleased with the continuation of our sequential growth in revenues and gross margins in the fourth quarter as well as our record bookings for the quarter and year, reflecting our success in expanding our customer footprint throughout fiscal year 2009,” said Tom Fallon, president and chief executive officer. “In the fourth quarter, we invoiced our highest level of tributary adapter modules (TAMs) in six quarters and saw continued strength in our common equipment sales.

“We are seeing good opportunities with both current and prospective customers across all served markets,” said Fallon. “The market continues to embrace Infinera’s disruptive PIC-based approach of providing the best, most cost-effective and most flexible optical networks to address their bandwidth needs—both with our existing products and the new products on our roadmap. To meet these needs, we are committed to continuing to invest in technologies and products that will advance Infinera’s technology leadership position across our expanded addressable markets of submarine, ultra long haul, long haul, metro core, and metro edge.”

The company noted the following additional developments:

•	The addition of three new customers bringing the company’s total customer count to 69.

•	Among the new customers was Tiscali, one of the leading telecommunications companies in Italy, which selected both the Infinera DTN and ATN for its nationwide Italian backbone and metro networks.

•

Shipment of Infinera equipment for a nationwide build-out for an unnamed leading internet content provider in the fourth quarter—for a win that was achieved and for which initial orders were received in Q3. As a result of this rapid deployment, the customer finished as Infinera’s top customer for the first time in Q4.

•	The other large Q4 customer was Level 3, which contributed 12% of revenues vs. slightly less than 10% in Q3.

•	The top 5 customers for the quarter included two of the largest internet content providers in the world, two established European customers as well as Level 3.

•

In addition to previously announced submarine network wins in the Americas with Global Crossing and Telefonica, the company recently won a 6,000 kilometer Trans-Atlantic submarine route with an existing customer.

Note: For an explanation of our use of Non-GAAP and Adjusted GAAP measures and a full reconciliation of these measures to our GAAP results, please see the section of the accompanying tables titled “GAAP to Non-GAAP and Adjusted GAAP Reconciliations.” We have not shown comparisons to our fourth quarter and fiscal 2008 GAAP results in the body of this press release because those results were significantly affected by the recognition of ratable product and related support and services revenue from shipments made prior to the fourth quarter of 2008, which we believe makes those comparisons less useful for investors. See our GAAP Condensed Consolidated Statements of Operations attached to this release for these GAAP to GAAP comparisons.

Conference Call Information:

Infinera will host a conference call for analysts and investors to discuss its fourth quarter results and first quarter outlook today at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). A live webcast of the conference call will also be accessible from the “Investor Relations” section of the company’s website at www.infinera.com. Following the webcast, an archived version will be available on the website for 30 days. To hear the replay, parties in the United States and Canada should call 1-866-416-4355. International parties can access the replay at 1-203-369-0719.

About Infinera

Infinera provides Digital Optical Networking systems to telecommunications carriers worldwide. Infinera’s systems are unique in their use of a breakthrough semiconductor technology: the Photonic Integrated Circuit (PIC). Infinera’s systems and PIC technology are designed to provide optical networks with simpler and more flexible engineering and operations, faster time-to-service, and the ability to rapidly deliver differentiated services without reengineering their optical infrastructure. For more information, please visit www.infinera.com.

Forward-Looking Statements

This press release contains forward-looking statements, including statements about our belief that we are seeing good opportunities with both current and prospective customers across all served markets, our belief that our PIC-based approach of providing the best, most cost-effective and most flexible optical networks to address our customer’s bandwidth needs, our commitment to continuing to invest in technologies and products that will advance Infinera’s technology leadership position. These forward-looking statements involve risks and uncertainties, as well as assumptions that if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include our ability to react to trends and challenges in our business and the markets in which we operate; our ability to anticipate market needs and develop new or enhanced products to meet those needs; the adoption rate of our products; our ability to establish and maintain successful relationships with our customers; our ability to reduce customer concentration; our ability to compete in our industry; fluctuations in demand, sales cycles and prices for our products and services; shortages or price fluctuations in our supply chain; our ability to protect our intellectual property rights; general political, economic and market conditions and events; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission (SEC). More information about these and other risks that may impact Infinera’s business are set forth in our annual report on Form 10-K, which was filed with the SEC on February 17, 2009, as well as subsequent reports filed with the SEC. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

Non-GAAP and other Financial Measures

In addition to disclosing financial measures prepared in accordance with United States Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain certain non-GAAP and other financial measures that reflect adjusted GAAP revenue and exclude non-cash stock-based compensation expenses and non-recurring restructuring and other related costs. For a description of these non-GAAP financial measures, including the reasons why management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled “GAAP to Non-GAAP and Adjusted GAAP Reconciliations” as well as the accompanying notes on the use of certain non-GAAP measures. We anticipate disclosing forward-looking non-GAAP and other financial information in our conference call to discuss our fourth quarter 2009 results, including an estimate of non-GAAP earnings for the first quarter of 2010 that excludes non-cash stock-based compensation expenses.

A copy of this press release can be found on the investor relations page of Infinera’s website at www.infinera.com.

Infinera Corporation and the Infinera logo are trademarks or registered trademarks of Infinera Corporation. All other trademarks used or mentioned herein belong to their respective owners.

Infinera Corporation

GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 26, 2009	December 27, 2008	December 26, 2009	December 27, 2008
Revenue:
Product	$82,100	$80,045	$276,012	$306,808
Ratable product and related support and services	1,025	12,243	4,231	193,705
Services	7,056	7,056	28,858	18,699

Total revenue	90,181	99,344	309,101	519,212

Cost of revenue (1):
Cost of product	52,686	52,306	189,723	184,234
Cost of ratable product and related support and services	399	5,088	1,931	91,625
Cost of services	2,627	3,984	12,308	9,798
Restructuring and other costs related to cost of revenue	302	—	3,038	—

Total cost of revenue	56,014	61,378	207,000	285,657

Gross profit	34,167	37,966	102,101	233,555

Operating expenses (1):
Sales and marketing	13,446	10,985	48,391	43,262
Research and development	26,829	23,256	97,178	80,428
General and administrative	13,291	10,650	45,269	36,282
Restructuring and other costs	213	—	814	—
Amortization of intangible assets	14	39	110	150

Total operating expenses	53,793	44,930	191,762	160,122

Income (loss) from operations	(19,626)	(6,964)	(89,661)	73,433

Other income (expense), net:
Interest income	732	1,313	2,688	8,549
Interest expense	—	—	—	(3)
Net impairment losses recognized in earnings (2)	—	—	(1,094)	—
Other gain (loss), net	(288)	(1,741)	(426)	(528)

Total other income (expense), net	444	(428)	1,168	8,018

Income (loss) before income taxes	(19,182)	(7,392)	(88,493)	81,451
Provision for (benefit from) income taxes	(531)	(704)	(1,871)	2,723

Net income (loss)	$(18,651)	$(6,688)	$(86,622)	$78,728

Net income (loss) per common share:
Basic	$(0.19)	$(0.07)	$(0.91)	$0.85

Diluted	$(0.19)	$(0.07)	$(0.91)	$0.81

Weighted average shares used in computing net income (loss) per common share:
Basic	96,573	93,449	95,468	92,427

Diluted	96,573	93,449	95,468	97,088

(1) The following table summarizes the effects of stock-based compensation related to employees and non-employees for the three and twelve months ended December 26, 2009 and December 27, 2008:

	Three Months Ended		Twelve Months Ended
	December 26, 2009	December 27, 2008	December 26, 2009	December 27, 2008
Cost of revenue	$515	$308	$1,861	$1,086
Sales and marketing	1,782	1,176	6,505	4,440
Research and development	3,236	1,821	10,302	6,543
General and administration	4,919	1,933	15,061	7,463

	10,452	5,238	33,729	19,532
Cost of revenue - amortization from balance sheet*	1,189	738	3,646	4,287

Total stock-based compensation expense	$11,641	$5,976	$37,375	$23,819

*       Stock-based compensation expense deferred to inventory and to deferred inventory costs in prior periods and recognized in the current period.

(2)      The following table summarizes the components of net impairment losses recognized in earnings:

	Three Months Ended		Twelve Months Ended
	December 26, 2009	December 27, 2008	December 26, 2009	December 27, 2008
Total other-than-temporary impairment loss	$—	$—	$(2,747)	$—
Portion of gain (loss) recognized in other comprehensive loss	—	—	1,653	—

Net impairment losses recognized in earnings	$—	$—	$(1,094)	$—

Infinera Corporation

GAAP to Non-GAAP and Adjusted GAAP Reconciliations:

Infinera Corporation

GAAP to Non-GAAP Reconciliation

(In thousands, except per share data)

(Unaudited)

	Three Months Ended December 26, 2009
	GAAP	Restructuring Charges(1)		Non-GAAP excluding Restructuring	Stock Comp(2)	Non-GAAP
Revenue
Product and ratable revenue	$83,125	$—		$83,125	$—	$83,125
Services revenue	7,056	—		7,056	—	7,056

Total revenue	90,181	—		90,181	—	90,181
Cost of revenue	56,014	(302	)(a)	55,712	(1,704)	54,008

Gross profit	34,167	302		34,469	1,704	36,173
Gross margin	38%					40%
Operating expenses	53,793	(213	)(a)	53,580	(9,937)	43,643

Loss from operations	(19,626)	515		(19,111)	11,641	(7,470)
Other income (expense), net	444	—		444	—	444

Loss before income taxes	(19,182)	515		(18,667)	11,641	(7,026)
Benefit from income taxes	(531)	—		(531)	—	(531)

Net loss	$(18,651)	$515		$(18,136)	$11,641	$(6,495)

Net loss per common share:
Basic	$(0.19)					$(0.07)

Diluted	$(0.19)					$(0.06)*

Weighted average shares used in computing net loss per common share:
Basic	96,573					96,573

Diluted	96,573					100,297 *

(1)

In the fourth quarter of 2009, we recorded restructuring and other related costs of $0.5 million pursuant to our plan announced on July 21, 2009, involving the closure of our Maryland based semi-conductor fabrication plant (“FAB”) and the consolidation of these activities into our primary FAB location in Sunnyvale, California.

(2)

See footnote to the Condensed Consolidated Statements of Operations for a summary of the effects of stock-based compensation related to employees and non-employees for the three months ended December 26, 2009.

*	Diluted shares used to calculate net loss per share on a non-GAAP basis provided for informational purposes only.

Infinera Corporation

GAAP to Non-GAAP Reconciliation

(In thousands, except per share data)

(Unaudited)

	Three Months Ended September 26, 2009
	GAAP	Restructuring Charges (1)		Non-GAAP excluding Restructuring	Stock Comp		Non-GAAP
Revenue
Product and ratable revenue	$74,582	$—		$74,582	$—		$74,582
Services revenue	8,826	—		8,826	—		8,826

Total revenue	83,408	—		83,408	—		83,408
Cost of revenue	55,702	(2,736	)(b)	52,966	(1,477	)(c)	51,489

Gross profit	27,706	2,736		30,442	1,477		31,919
Gross margin	33%						38%
Operating expenses	46,949	(601	)(b)	46,348	(8,609	)(c)	37,739

Loss from operations	(19,243)	3,337		(15,906)	10,086		(5,820)
Other income (expense), net	1,150	—		1,150	—		1,150

Loss before income taxes	(18,093)	3,337		(14,756)	10,086		(4,670)
Benefit from income taxes	(1,561)	—		(1,561)	—		(1,561)

Net loss	$(16,532)	$3,337		$(13,195)	$10,086		$(3,109)

Net loss per common share:
Basic	$(0.17)						$(0.03)

Diluted	$(0.17)						$(0.03)*

Weighted average shares used in computing net loss per common share:
Basic	95,864						95,864

Diluted	95,864						99,293 *

(1)

In the third quarter of 2009, we recorded restructuring and other related costs of $3.3 million pursuant to our plan announced on July 21, 2009, involving the closure of our Maryland based semi-conductor fabrication plant (“FAB”) and the consolidation of these activities into our primary FAB location in Sunnyvale, California.

*	Diluted shares used to calculate net loss per share on a non-GAAP basis provided for informational purposes only.

Infinera Corporation

GAAP to Non-GAAP and Adjusted GAAP Reconciliations (Continued):

Infinera Corporation

GAAP to Adjusted GAAP Reconciliation

(In thousands, except per share data)

(Unaudited)

	Three Months Ended December 27, 2008
	GAAP	Deferral Adjustments		Adjusted GAAP Results	Adjusted GAAP Stock Comp(1)		Adjusted GAAP Excluding Stock Comp
Revenue
Product and ratable revenue	$92,288	$(13,102	)(d)	$79,186	$—		$79,186
Services revenue	7,056	—		7,056	—		7,056

Total revenue	99,344	(13,102)		86,242	—		86,242
Cost of revenue	61,378	(4,951	)(e)	56,427	(904	)(f)	55,523

Gross profit	37,966	(8,151)		29,815	904		30,719
Gross margin	38%						36%
Operating expenses	44,930	—		44,930	(4,930)		40,000

Loss from operations	(6,964)	(8,151)		(15,115)	5,834		(9,281)
Other income (expense), net	(428)	—		(428)	—		(428)

Loss before income taxes	(7,392)	(8,151)		(15,543)	5,834		(9,709)
Benefit from income taxes	(704)	—		(704)	—		(704)

Net loss	$(6,688)	$(8,151)		$(14,839)	$5,834		$(9,005)

Net loss per common share:
Basic	$(0.07)						$(0.10)

Diluted	$(0.07)						$(0.09)*

Weighted average shares used in computing net loss per common share:
Basic	93,449						93,449

Diluted	93,449						97,167 *

(1)

See footnote to the Condensed Consolidated Statements of Operations for a summary of the effects of stock-based compensation related to employees and non-employees for the three months ended December 27, 2008.

*	Diluted shares used to calculate net loss per share on an Adjusted GAAP basis provided for informational purposes only.

Infinera Corporation

GAAP to Non-GAAP Reconciliation

(In thousands, except per share data)

(Unaudited)

	Twelve Months Ended December 26, 2009
	GAAP	Restructuring Charges		Non-GAAP excluding Restructuring	Stock Comp(1)	Non-GAAP
Revenue
Product and ratable revenue	$280,243	$—		$280,243	$—	$280,243
Services revenue	28,858	—		28,858	—	28,858

Total revenue	309,101	—		309,101	—	309,101
Cost of revenue	207,000	(3,038	)(g)	203,962	(5,507)	198,455

Gross profit	102,101	3,038		105,139	5,507	110,646
Gross margin	33%					36%
Operating expenses	191,762	(814	)(g)	190,948	(31,868)	159,080

Loss from operations	(89,661)	3,852		(85,809)	37,375	(48,434)
Other income (expense), net	1,168	—		1,168	—	1,168

Loss before income taxes	(88,493)	3,852		(84,641)	37,375	(47,266)
Benefit from income taxes	(1,871)	—		(1,871)	—	(1,871)

Net loss	$(86,622)	$3,852		$(82,770)	$37,375	$(45,395)

Net loss per common share:
Basic	$(0.91)					$(0.48)

Diluted	$(0.91)					$(0.46)*

Weighted average shares used in computing net loss per common share:
Basic	95,468					95,468

Diluted	95,468					99,036 *

(1)

See footnote to the Condensed Consolidated Statements of Operations for a summary of the effects of stock-based compensation related to employees and non-employees for the twelve months ended December 26, 2009.

*	Diluted shares used to calculate net loss per share on an Adjusted GAAP basis provided for informational purposes only.

Infinera Corporation

GAAP to Non-GAAP and Adjusted GAAP Reconciliations (Continued):

Infinera Corporation

GAAP to Adjusted GAAP Reconciliation

(In thousands, except per share data)

(Unaudited)

	Twelve Months Ended December 27, 2008
	GAAP	Deferral Adjustments		Adjusted GAAP Results	Adjusted GAAP Stock Comp(1)		Adjusted GAAP Excluding Stock Comp
Revenue
Product and ratable revenue	$500,513	$(165,787	)(h)	$334,726	$—		$334,726
Services revenue	18,699	—		18,699	—		18,699

Total revenue	519,212	(165,787)		353,425	—		353,425
Cost of revenue	285,657	(78,401	)(i)	207,256	(4,491	)(f)	202,765

Gross profit	233,555	(87,386)		146,169	4,491		150,660
Gross margin	45%						43%
Operating expenses	160,122	—		160,122	(18,446)		141,676

Income from operations	73,433	(87,386)		(13,953)	22,937		8,984
Other income (expense), net	8,018	—		8,018	—		8,018

Income before provision for income taxes	81,451	(87,386)		(5,935)	22,937		17,002
Provision for income taxes	2,723	—		2,723	—		2,723

Net income	$78,728	$(87,386)		$(8,658)	$22,937		$14,279

Net income per common share:
Basic	$0.85						$0.15

Diluted	$0.81						$0.15

Weighted average shares used in computing net income per common share:
Basic	92,427						92,427

Diluted	97,088						97,088

(1)

See footnote to the Condensed Consolidated Statements of Operations for a summary of the effects of stock-based compensation related to employees and non-employees for the twelve months ended December 27, 2008.

Use of Non-GAAP and Adjusted GAAP Information:

As described below, Infinera uses various non-GAAP and adjusted GAAP financial measures to supplement our condensed consolidated financial statements presented on a GAAP basis. We believe these adjustments are appropriate to enhance an overall understanding of our underlying financial performance and also our prospects for the future and are considered by management for the purpose of making operational decisions. In addition, these results are the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or basic and diluted net income per share prepared in accordance with GAAP. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations.

Our usage of these non-GAAP and adjusted GAAP measures are further explained below:

•

Effective April 2008, we had established VSOE of fair value for most of our service offerings. From the second quarter of 2008 to the fourth quarter of 2008, we used adjusted GAAP measures of operating results, net income and net income per share. Adjusted GAAP results reflected our GAAP results reduced for amounts released from deferred revenue and deferred cost of inventory balances recorded prior to the second quarter of 2008 and previously reported in our invoiced shipment results. Deferred services and deferred ratable and product revenue and cost amounts recorded after March 29, 2008 were not adjusted and were recognized on a GAAP basis in arriving at the adjusted GAAP results. We presented these non-GAAP measures of operating results, net income and net income per share, which included adjusted GAAP results and excluded non-GAAP stock-based compensation expense for these periods.

•

In the first quarter of 2009, we began using more traditional non-GAAP financial measures, which reflect our GAAP results and exclude non-recurring restructuring and other related costs and stock-based compensation related expenses. All material deferred revenue and deferred cost of

Use of Non-GAAP and Adjusted GAAP Information (Continued):

inventory balances recorded prior to the second quarter of 2008 and previously reported in our invoiced shipment results were recognized in our GAAP results prior to December 27, 2008. Therefore, no further adjustments, other than the exclusion of non-recurring restructuring and other related costs and stock-based compensation expense will be made to our GAAP results on a go-forward basis.

(a)	Adjustment amount represents restructuring and other related costs recorded in the fourth quarter of 2009 related to the closure of our Maryland FAB announced on July 21, 2009. These amounts have been adjusted in arriving at our non-GAAP results as they are non-recurring in nature and the adjusted numbers provide a better indication of our underlying business performance.

	Three Months Ended December 26, 2009
	Cost of Revenue	Operating Expenses	Total
(In thousands)
Severance and related expenses	$(157)	$57	$(100)
Equipment and facility-related costs	459	(255)	204
Lease termination	—	411	411
Other	—	—	—

Total	$302	$213	$515

Restructuring and other related costs in the fourth quarter of 2009 include non-cash charges of $0.6 million.

(b)	Adjustment amount represents restructuring and other related costs recorded in the third quarter of 2009 related to the closure of our Maryland FAB announced on July 21, 2009. These amounts have been adjusted in arriving at our non-GAAP results as they are non-recurring in nature and the adjusted numbers provide a better indication of our underlying business performance.

	Three Months Ended September 26, 2009
	Cost of Revenue	Operating Expenses	Total
(In thousands)
Severance and related expenses	$804	$97	$901
Equipment and facility-related costs	1,900	415	2,315
Other	32	89	121

Total	$2,736	$601	$3,337

Restructuring and other related costs in the third quarter of 2009 include non-cash charges of $2.4 million.

(c)	The following table summarizes the effects of stock-based compensation related to employees and non-employees for the three months ended September 26, 2009:

Three Months Ended September 26, 2009
(In thousands)
Cost of revenue	$490
Sales and marketing	1,710
Research and development	2,915
General and administration	3,984

9,099
Cost of revenue - amortization from balance sheet*	987

Total stock-based compensation expense	$10,086

* Stock-based compensation expense deferred to inventory and deferred inventory costs in prior periods and recognized in the current period.

(d)	Adjustment amount represents the release of ratable and product deferred revenue amounts related to periods prior to March 29, 2008 as these amounts have been previously reported as invoiced

Use of Non-GAAP and Adjusted GAAP Information (Continued):

shipments. No adjustment has been made for changes in deferred services revenue as these amounts relate to future service deliverables and are appropriately deferred. Deferred ratable and product amounts recorded after March 29, 2008 have not been adjusted as these amounts are recognized on a GAAP basis in arriving at the adjusted GAAP results.

The deferred revenue adjustments recorded above are reconciled to the deferred revenue balance on our balance sheet in the table below:

	Three Months Ended December 27, 2008
Deferred Revenue	Pre Mar 29, 2008 Ratable and Product Revenue	Post Mar 29, 2008 Ratable and Product Revenue	Services	Total
(In thousands)
Beginning balance	$21,752	$4,296	$6,408	$32,456
Additions to deferred revenue	—	1,086	7,577	8,663
Amortization to revenue	(13,102)	(1,205)	(4,405)	(18,712)

Ending balance	$8,650	$4,177	$9,580	$22,407

Change in deferred revenue balance	$(13,102)	$(119)	$3,172	$(10,049)

(e)	Adjustment amount represents the release of ratable and deferred product cost amounts related to periods prior to March 29, 2008 as these amounts were previously included as invoiced shipments. Deferred ratable and product amounts recorded after March 29, 2008 have not been adjusted as these amounts are recognized on a GAAP basis in arriving at the adjusted GAAP results.

The deferred cost of inventory adjustments recorded above are reconciled to the deferred cost of inventory balance on our balance sheet in the table below:

	Three Months Ended December 27, 2008
Deferred Inventory Cost	Pre Mar 29, 2008 Ratable and Product Cost	Post Mar 29, 2008 Ratable and Product Cost	Total
(In thousands)
Beginning balance	$8,172	$1,120	$9,292
Additions to deferred cost of revenue	—	32	32
Amortized to cost of revenue	(4,951)	(136)	(5,087)

Ending balance	$3,221	$1,016	$4,237

Change in deferred inventory cost balance	$(4,951)	$(104)	$(5,055)

(f)	Excluded amount represents stock-based compensation expense on a non-GAAP basis. Stock-based compensation is a non-cash expense accounted for in accordance with the fair value recognition provisions of the fair value provisions of the Equity Topic of the Accounting Standards Codification. While this is a large component of our expense, we believe investors want to evaluate our financial results both including and excluding the effects of stock-based compensation expense in order to compare our financial performance with that of other companies and between time periods.

Use of Non-GAAP and Adjusted GAAP Information (Continued):

The stock-based compensation expense excluded from cost of revenue is a non-GAAP financial measure and is reconciled to the corresponding GAAP amount in the table below:

	Three Months Ended	Twelve Months Ended
	December 27, 2008
(In thousands)
GAAP stock-based compensation in cost of revenue	$308	$1,086
GAAP stock-based compensation in cost of revenue - amortization from balance sheet	738	4,287
Stock-based compensation not deferred to deferred inventory cost	—	215
Stock-based compensation previously recognized on invoiced shipment basis	(142)	(1,097)

Non-GAAP stock-based compensation in cost of revenue	$904	$4,491

(g)	Adjustment amount represents restructuring and other related costs recorded in the twelve months ended December 26, 2009 related to the closure of our Maryland FAB announced on July 21, 2009. These amounts have been adjusted in arriving at our non-GAAP results as they are non-recurring in nature and the adjusted numbers provide a better indication of our underlying business performance.

	Twelve Months Ended December 26, 2009
	Cost of Revenue	Operating Expenses	Total
(In thousands)
Severance and related expenses	$647	$154	$801
Equipment and facility-related costs	2,359	160	2,519
Lease termination	—	411	411
Other	32	89	121

Total	$3,038	$814	$3,852

Restructuring and other related costs in the twelve months ended December 26, 2009 include non-cash charges of $3.0 million.

(h)	Adjustment amount represents the release of ratable and product deferred revenue amounts related to periods prior to March 29, 2008 as these amounts have been previously reported as invoiced shipments. No adjustment has been made for changes in deferred services revenue as these amounts relate to future service deliverables and are appropriately deferred. Deferred ratable and product amounts recorded after March 29, 2008 have not been adjusted as these amounts are recognized on a GAAP basis in arriving at the adjusted GAAP results.

The deferred revenue adjustments recorded above are reconciled to the deferred revenue balance on our balance sheet in the table below:

	Twelve Months Ended December 27, 2008
Deferred Revenue	Pre Mar 29, 2008 Ratable and Product Revenue	Post Mar 29, 2008 Ratable and Product Revenue	Services	Total
(In thousands)
Beginning balance	$174,437	$—	$—	$174,437
Additions to deferred revenue	29,639	8,140	19,356	57,135
Amortization to revenue	(195,426)	(3,963)	(9,776)	(209,165)

Ending balance	$8,650	$4,177	$9,580	$22,407

Change in deferred revenue balance	$(165,787)	$4,177	$9,580	$(152,030)

Use of Non-GAAP and Adjusted GAAP Information (Continued):

(i)	Adjustment amount represents the release of ratable and deferred product cost amounts related to periods prior to March 29, 2008 as these amounts have been previously included as invoiced shipments. Deferred ratable and product amounts recorded after March 29, 2008 have not been adjusted as these amounts are recognized on a GAAP basis in arriving at the adjusted GAAP results.

The deferred cost of inventory adjustments recorded above are reconciled to the deferred cost of inventory balance on our balance sheet in the table below:

	Twelve Months Ended December 27, 2008
Deferred Inventory Cost	Pre Mar 29, 2008 Ratable and Product Cost	Post Mar 29, 2008 Ratable and Product Cost	Total
(In thousands)
Beginning balance	$81,622	$—	$81,622
Additions to deferred cost of revenue	11,162	1,202	12,364
Amortized to cost of revenue	(89,563)	(186)	(89,749)

Ending balance	$3,221	$1,016	$4,237

Change in deferred inventory cost balance	$(78,401)	$1,016	$(77,385)

Infinera Corporation

Condensed Consolidated Balance Sheets

(In thousands, except par values)

(Unaudited)

	December 26, 2009	December 27, 2008
ASSETS
Current assets:
Cash and cash equivalents	$109,859	$166,770
Short-term investments	143,350	68,232
Short-term restricted cash	1,533	720
Accounts receivable, net of allowance for doubtful accounts of $0 in 2009 and $1,700 in 2008	69,483	69,354
Other receivables	927	1,085
Inventories, net	68,872	58,986
Deferred inventory costs	5,891	1,744
Prepaid expenses and other current assets	8,313	6,311

Total current assets	408,228	373,202

Property, plant and equipment, net	43,656	46,820
Intangible assets	961	1,276
Deferred inventory costs, non-current	4,438	2,493
Long-term investments	18,255	74,684
Long-term restricted cash	2,480	2,179
Deferred tax asset	12,449	5,743
Other non-current assets	1,478	670

Total assets	$491,945	$507,067

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$31,129	$34,048
Accrued expenses	13,929	10,349
Accrued compensation and related benefits	19,248	13,472
Accrued warranty	6,091	5,205
Deferred revenue	18,295	14,683
Deferred tax liability	12,649	5,743

Total current liabilities	101,341	83,500

Accrued warranty, non-current	5,049	4,735
Deferred revenue, non-current	8,080	7,724
Other long-term liabilities	8,968	5,645

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.001 par value
Authorized shares - 25,000 and no shares issued and outstanding	—	—
Common stock, $0.001 par value
Authorized shares - 500,000 in 2009 and 2008
Issued and outstanding shares - 96,874 in 2009 and 94,163 in 2008	97	94
Additional paid-in capital	747,580	699,705
Accumulated other comprehensive loss	(1,810)	(3,598)
Accumulated deficit	(377,360)	(290,738)

Total stockholders’ equity	368,507	405,463

Total liabilities and stockholders’ equity	$491,945	$507,067

Infinera Corporation

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Twelve Months Ended
	December 26, 2009	December 27, 2008
Cash Flows from Operating Activities:
Net income (loss)	$(86,622)	$78,728
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	16,547	12,975
Provision for (recovery of) doubtful accounts	(1,700)	1,700
Non-cash restructuring and other costs	2,973	—
Net credit impairment losses in earnings	1,094	—
Amortization of premium (accretion of discount) on investments	604	(893)
Stock-based compensation expense	37,375	23,819
Unrealized (gain) loss on Put Rights	3,761	(15,866)
Unrealized holding (gain) loss for trading securities	(4,584)	16,762
Tax benefit (reversal) from stock option transactions	(593)	593
(Excess) reduction of tax benefit from stock option transactions	248	(248)
Non-cash tax benefit	(315)	—
Gain on disposal of assets	(284)	(1,107)
Other (gain) loss	(134)	7
Changes in assets and liabilities:
Accounts receivable	1,834	(31,796)
Inventories, net	(8,618)	(821)
Prepaid expenses and other current assets	(2,244)	(2,463)
Deferred inventory costs	(6,180)	76,538
Other non-current assets	(7,345)	(6,081)
Accounts payable	(2,594)	16,767
Accrued liabilities and other expenses	18,874	3,387
Deferred revenue	3,968	(152,030)
Accrued warranty	1,199	(53)

Net cash provided by (used in) operating activities	(32,736)	19,918

Cash Flows from Investing Activities:
Purchase of available-for-sale investments	(163,870)	(226,014)
Proceeds from sale of available-for-sale investments	1,536	108,190
Proceeds from maturities and call of investments and restricted cash	143,682	183,778
Proceeds from disposal of assets	699	1,192
Purchase of property and equipment	(15,961)	(22,941)

Net cash provided by (used in) investing activities	(33,914)	44,205

Cash Flows from Financing Activities:
Proceeds from issuance of common stock	9,310	11,482
Excess (reduction of) tax benefit from stock option transactions	(248)	248
Repurchase of common stock	(31)	(29)
Proceeds from purchase of assets under financing arrangement	657
Payments for purchase of assets under financing arrangement	(87)	—

Net cash provided by financing activities	9,601	11,701

Effect of exchange rate changes on cash	138	(263)
Net change in cash and cash equivalents	(56,911)	75,561
Cash and cash equivalents at beginning of period	166,770	91,209

Cash and cash equivalents at end of period	$109,859	$166,770

Supplemental disclosures of cash flow information:
Cash paid for interest	$5	$3
Cash paid (received) for income taxes	$(316)	$1,036

Infinera Corporation

Supplemental Financial Information

	Q1’08	Q2’08	Q3’08	Q4’08	Q1’09	Q2’09	Q3’09	Q4’09
Revenue	$95.5	$90.8	$80.9	$86.2	$66.6	$68.9	$83.4	$90.2
Gross Margin %	45%	47%	42%	36%	31%	31%	38%	40%
Invoiced Shipment Composition:
Domestic %	82%	78%	81%	73%	74%	64%	63%	74%
International %	18%	22%	19%	27%	26%	36%	37%	26%
Largest Customer %	31%	21%	27%	23%	30%	20%	15%	17%
Cash Related Information:
Cash from Operations	$9.8	$5.6	$9.9	$(5.4)	$(2.9)	$(18.8)	$(8.3)	$(2.7)
Capital Expenditures	$4.5	$4.8	$5.9	$7.8	$6.0	$2.8	$2.8	$4.4
Depreciation & Amortization	$2.6	$2.9	$3.4	$4.1	$3.9	$4.0	$4.2	$4.5
DSO’s	42	57	55	74	61	72	61	71
Inventory Metrics:
Raw Materials	$7.9	$9.2	$10.0	$9.1	$7.7	$10.1	$7.4	$6.9
Work in Process	$40.6	$34.6	$35.8	$37.9	$43.2	$40.1	$36.2	$32.1
Finished Goods	$10.7	$13.8	$12.8	$12.0	$13.6	$22.3	$29.3	$29.9
Total Inventory	$59.2	$57.6	$58.6	$59.0	$64.5	$72.5	$72.9	$68.9
Inventory Turns	3.5	3.3	3.2	3.8	2.8	2.6	3.0	3.2
Worldwide Headcount	799	853	889	937	962	973	970	974

Periods prior to Q2’08 reflect invoiced shipments results; periods from Q2’08 through Q4’08 reflect adjusted GAAP results; and Q1’09 going forward reflects non-GAAP results.

Non-GAAP results exclude restructuring and other related costs and non-cash stock-based compensation.